Exhibit 32.1

CERTIFICATION OF TRUSTEE

Pursuant to Section 906 of the Sarbanes Oxley Act of 2002

Pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned Trustee of G REIT Liquidating Trust hereby certifies, to his knowledge, that:

(i) the accompanying Annual Report on Form 10-K of the Company for the year ended December 31, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 13, 2012	/s/ Gary T. Wescombe
Date	Gary T. Wescombe
Chairman of the Trustees